UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported):

April 22, 2013

SUPERMEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

As previously disclosed, on March 18, 2013 (the “Petition Date”), SuperMedia Inc. (“SuperMedia”) and all of its domestic subsidiaries (collectively, the “Debtors”) filed voluntary bankruptcy petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) for reorganization relief under the provisions of chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”).

On April 22, 2013, the Debtors filed their monthly operating report (the “Monthly Operating Report”) for the period beginning on the Petition Date and ending on March 31, 2013, with the Bankruptcy Court.  The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee of the District of Delaware and the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, has not been presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), is in a format prescribed by applicable bankruptcy laws and regulations and is subject to future adjustment and reconciliation. The Monthly Operating Report does not include all of the adjustments, information and footnotes required by GAAP.  Therefore, the Monthly Operating Report does not necessarily contain all information required in filings pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or may present such information differently from such requirements. There can be no assurance that, from the perspective of an investor or potential investor in SuperMedia’s securities, the Monthly Operating Report is complete, and the Monthly Operating Report may be subject to revision. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.  SuperMedia cautions readers not to place undue reliance upon the Monthly Operating Report.

The information furnished in this Current Report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibit 99.1, is summary information that is intended to be considered in the context of SuperMedia’s filings with the Securities and Exchange Commission and other public announcements that SuperMedia may make, by press release or otherwise, from time to time.  SuperMedia disclaims any current intention to revise or update the information furnished in this Current Report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibit 99.1, although SuperMedia may do so from time to time as its management believes is warranted.

The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  This Current Report on Form 8-K (including the exhibit hereto or any information included therein) shall not be deemed an admission as to the materiality of any information required to be disclosed solely by reason of Regulation FD.

The information contained in this Current Report on Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Monthly Operating Report, filed April 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERMEDIA INC.

	By:	/s/ Cody Wilbanks
		Name:	Cody Wilbanks
		Title:	Executive Vice President,
General Counsel and Secretary

Date: April 22, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Monthly Operating Report, filed April 22, 2013.